SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities and Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
    [   ] Preliminary Proxy Statement
    [   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
    [X] Definitive Proxy Statement
    [   ] Definitive Additional Materials
    [   ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Hemagen Diagnostics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[   ]      Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

  Title of each class of securities to which transaction applies:

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

  Proposed maximum aggregate value of transaction:

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.:

  Filing Party:

  Date Filed:

HEMAGEN DIAGNOSTICS, INC.
9033 Red Branch Road
Columbia, Maryland 21045

Notice of Annual Meeting
and Proxy Statement

January 29, 2001

To our Stockholders:

Our annual shareholders’ meeting will be held at 10:00 a.m. on Tuesday, February 27, 2001, at the Columbia Hilton, 5485 Twin Knolls Road, Columbia, Maryland. We hope you will attend.

At the Annual Meeting you will be asked to vote on four proposals. Details of the matters to be voted upon at the Annual Meeting are contained in the proxy statement.

We want your shares to be represented at the Annual Meeting. I urge you to complete, sign, date and return the enclosed proxy card promptly.

                                                                                                         Sincerely,

                                                                                                         /s/ Jerry L. Ruyan
                                                                                                         Chairman of the Board

NOTICE OF ANNUAL MEETING
OF
SHAREHOLDERS OF HEMAGEN DIAGNOSTICS, INC.

Time:

             10:00 a.m., Eastern Time

Date:

              February 27, 2001

Place:

              Columbia Hilton
              5485 Twin Knolls Road
              Columbia, MD 21045

Purpose:

             .     Elect three Directors
             .     Ratify the issuance of Common Stock to certain Directors in lieu of cash payment
             .    Approve the issuance of Common Stock to certain Directors
             .    Approve the 2001 Employee Stock Option Plan

        Shareholders of record on January 2, 2001 are entitled to vote at this meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is January 29, 2001.

        Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.

                                                                                                         /s/  Thomas A. Donelan
                                                                                                             Secretary

January 29, 2001
TABLE OF CONTENTS                                                           Page

APPROVAL OF THE ISSUANCE OF COMMON STOCK

GENERAL INFORMATION

Who may vote

Shareholders of Hemagen, as recorded in our stock register on January 2, 2001, may vote at the meeting. As of that date, Hemagen had 9,697,662 shares of Common Stock outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

We are asking for your proxy. If you give us your proxy this means that you are authorizing us to vote your shares at the meeting as you direct. You may vote for all, some, or none of our Director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed proxy card without specifying how to vote, we will vote your shares in favor of our Director candidates, the ratification proposal, approval of the 2001 Employee Stock Option Plan and the issuance of Common Stock to certain Directors for consulting fees.

If you hold shares through a stockbroker or other party, you may receive materials from them asking how you want them to vote your shares. You may receive more than one proxy card depending on how your shares are held. Shares registered in your name will be covered by one card.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Revoking a Proxy

You may revoke a proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Hemagen’s Secretary in writing at the address under “Questions” on page 11.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The three Director candidates receiving the most votes will be elected to fill the seats on the Board. Approval of the other proposals requires the favorable vote of a majority of the votes cast except that approval of the ratification proposal will exclude shares owned by the Redwood Group and the approval of the issuance of Common Stock to certain Directors for consulting fees will exclude shares owned by those Directors involved. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal.

Other Matters

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

The Board of Directors recommends the election of Ricardo M. de Oliveira, Christopher P. Hendy, and James R. LeRoy as Directors of the Company.

The Board of Directors oversees the management of the Company on your behalf. The Board reviews Hemagen’s long-term strategic plans and exercises direct decision-making authority in key areas, such as; choosing the executive officers, setting the scope of their authority to manage the Company’s business day to day, and evaluating management’s performance.

The Board has nominated for election for terms expiring at the Annual Meeting in 2004, Dr. Ricardo M. de Oliveira, Christopher P. Hendy, and James R. LeRoy. The terms of Thomas A. Donelan and William P. Hales expire in 2002 and those of Dr. Alan S. Cohen and Jerry L. Ruyan in 2003. The election of Directors is determined by a plurality of votes cast. Cumulative voting is not provided for in the election of Directors of Hemagen.

If a Director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

On June 13, 2000, the Board of Directors unanimously expanded the Board by appointing James R. LeRoy as Director of the Company.

Board meetings last year: 3
Actions Taken in writing last year: 4

The Company's Directors are:

Alan S. Cohen            Dr. Cohen has served as a  Director  of the Corporation
Age 74                   since its inception.   Dr.  Cohen has been employed  by
Director since 1993      the Boston University School of Medicine as a Professor
Term expires 2003        of Medicine since 1968  and  Professor of  Pharmacology
                         since 1974.    Dr.  Cohen  is   Editor-in-Chief  of the
                         International Journal of Amyloid.  Dr. Cohen served  as
                         the  Director  of  the  Arthritis   Center  of   Boston
                         University from 1976 to  1994.   From  1973  to   1992,
                         Dr. Cohen served as Chief of  Medicine  of Boston  City
                         Hospital. Dr. Cohen is a past president of the American
                         College  of  Rheumatology.    Dr.  Cohen  received  his
                         Bachelor  of  Arts  degree from Harvard College and his
                         M.D.  degree  from  the  Boston  University  School  of
                         Medicine.

Ricardo M. de Oliveira   Dr. de Oliveira has been the Vice President of Research
Age 49                   and Development and a Director of the Corporation since
Director since 1993      its inception.  From 1980 through 1990, Dr. de Oliveira
Term expires 2001        was  a  Professor  at  the  University  of Sao Paulo in
                         Brazil.  Dr. de Oliveira was the Director  of  Clinical
                         Pathology at the Cancer Hospital of Sao  Paulo, Brazil.
                         Dr. de Oliveira  received  his  M.D.  degree  from  the
                         Faculdade  de Ciencias  Medicas  da Santa  Casa  de Sao
                         Paulo in Brazil.

Thomas A. Donelan        Mr. Donelan  is  a founding member of Redwood Holdings,
Age 45                   Inc., a privately held venture capital firm,  formed in
Director since 1999      1995.  Prior to that time he  was  a Vice  President of
Term expires 2002        Commercial  Lending  at Fifth Third Bank in Cincinnati,
                         Ohio.  He also served as  a  board member for Blue Chip
                         Venture Fund in Cincinnati, and Alpha  Capital  Venture
                         Fund in Chicago.  He serves on the boards of Schonstedt
                         Instrument Company and  the Avon Workshop Inc., private
                         companies;  and  St.  Joseph  Orphanage,  a  charitable
                         organization.   Mr. Donelan  earned  a  B.S.  degree in
                         Political Science from Northern Kentucky University and
                         a J.D. from Chase College of Law.

William P. Hales         Mr. Hales is President  of  Hemagen.   He  is  a Senior
Age 38                   Investment  Advisor  with  Jesup  &  Lamont  Securities
Director since 1999      Corporation, an investment  banking and brokerage firm.
Term expires 2002        He  has  been  a  full  time money manager with several
                         investment  banking  and  brokerage  firms  since 1992.
                         Prior  to  that  he was a practicing CPA with Coopers &
                         Lybrand and Ernst & Young.   Mr. Hales earned a B.A. in
                         Accounting from Pace  University.   He  is  a Certified
                         Public Accountant.

Christopher P. Hendy     Mr. Hendy has been a member of  Redwood Holdings, Inc.,
Age 43                   a  privately  held  venture  capital  firm, since 1996.
Director since 1999      Prior  to that time he was a Vice President and Manager
Term expires 2001        of the Asset-Based Lending Department  of  Fifth  Third
                         Bank  in Cincinnati, Ohio.   Prior  to that he was Vice
                         President  at  Marine  Midland  Bank.  He serves on the
                         boards  of  Meritage  Hospitality Group Inc., a  public
                         convenience food company; Schonstedt Instrument Company
                         and the Avon Workshop  Inc.,  private  companies.   Mr.
                         Hendy earned a B.S. degree in  Business  Administration
                         from Xavier University.

Jerry L. Ruyan           Mr. Ruyan is  Chairman  and Chief Executive  Officer of
Age 54                   Hemagen.  He is a founding member of  Redwood Holdings,
Director since 1999      Inc., a privately held venture capital firm.   Prior to
Term expires 2003        that he was a Founder,  Director,  President  and Chief
                         Executive  Officer  of  Meridian  Diagnostics,  Inc., a
                         public company that develops  diagnostic  test products
                         for  the  global  medical  industry.   He  served  as a
                         Director of Meridian until July 7, 1999, when he became
                         part of a  consent  solicitation to change the board of
                         Hemagen Diagnostics, Inc.  He serves  on  the boards of
                         Meritage  Hospitality  Group  Inc.,  a  public company;
                         Schonstedt Instrument Company and The Last  Best  Place
                         Catalog Company, private  companies;  and  is a Trustee
                         for Ashland University.  Mr. Ruyan earned a B.S. degree
                         in  Biology  from  Ashland  University  and  a Master's
                         Degree in Microbiology from The Ohio State University.

James R. LeRoy           Mr. LeRoy  is  founder  and  General  Manager of Cogent
Age 50                   Technologies  Ltd.,  a   privately  held  company  that
Director since 2000      markets analytical testing systems and  instruments  to
Term expires 2001        the  industrial microbiology market.  Prior to that, he
                         was Vice President of Sales and Marketing   at Meridian
                         Diagnostics, Inc.  He has 18  years  experience  in the
                         clinical diagnostic industry. Mr. LeRoy earned B.S. and
                         M.A.  degrees  in  Biology  from  Western      Michigan
                         University.
RATIFICATION OF THE ISSUANCE OF SHARES TO CERTAIN DIRECTORS
(Item 2 on Proxy Card)

The Board of Directors recommends the ratification of the issuance of shares to certain directors in lieu of cash payment.

In 1999, Jerry L. Ruyan, William P. Hales, Thomas A. Donelan and Christopher P. Hendy (the “Redwood Group”) conducted a consent solicitation to change the composition of the Board of Directors of Hemagen. The consent solicitation materials stated that if the Redwood Group were successful, its members would seek reimbursement from Hemagen for their expenses in conducting the solicitation. In the consent, the shareholders approved the reimbursement of such expenses. Those expenses amounted to $224,117. When it came time to make those payments, the Board of Directors believed it would not be prudent to expend the Company’s cash in payment of this obligation. Therefore, on September 30, 1999, the Board authorized the issuance of 209,700 shares of Common Stock in payment for those expenses based on the average of the closing price on the five preceding trading days, or $1.07 per share. The closing price of Hemagen’s Common Stock on December 31, 2000 was $0.41.

The National Association of Securities Dealers (“NASD”) has requested that the Company seek ratification of that transaction because of a NASD rule requiring shareholder approval for such transactions. When shareholders originally voted to approve the reimbursement, such reimbursement contemplated a cash payment rather than a payment of stock in lieu of cash. Therefore, in order to satisfy the NASD requirements the ratification of the transaction will require the affirmative vote of a majority of all of the shares voting at the meeting excluding shares owned by the Redwood Group. A vote AGAINST this proposal would reverse the transaction and cause the company to pay $224,117 in cash to the members of the Redwood Group. This would require the Company to fund this payment, which it believes it could do, although it has no arrangement in place at this time. A vote FOR this proposal would ratify the payment in stock rather than cash. The Board of Directors believes that it is in the best interest of the Company to vote FOR this proposal.

APPROVAL OF THE ISSUANCE OF COMMON STOCK TO DIRECTORS IN PAYMENT OF CONSULTING FEES
(Item 3 on the Proxy Card)

The Board of Directors recommends the approval of the issuance of shares to certain Directors.

Management is recommending that shareholders authorize the issuance of 57,974 shares of Common Stock to Director Thomas A. Donelan and the same number of shares to Director Christopher P. Hendy. The issuance is to be in lieu of a cash payment of $84,600 owed to each pursuant to a Consulting Agreement entered into on October 1, 1999 for the year ended September 30, 2000. The price per share will be based on the average closing price for the last five trading days of each month in which the services were provided. Approval of this transaction requires the affirmative vote of a majority of all of the shares voting at the meeting excluding shares owned by Messrs. Donelan and Hendy. If the proposal is not adopted, the payment will be made in cash.

APPROVAL OF THE 2001 EMPLOYEE STOCK OPTION PLAN
(Item 4 on Proxy Card)

The Board of Directors recommends approval of the 2001 Employee Stock Option Plan. If the Plan is approved by shareholders, no additional options will be granted under Hemagen’s 1992 Stock Option Plan.

The Board considers it advisable that Hemagen have option shares available in order to attract, reward and retain key employees. The complete text of the Plan is attached as Appendix I to this proxy statement.

The Compensation Committee of the Board of Directors administers the Plan. The Committee evaluates the duties of employees and their present and potential contributions to Hemagen and such other factors as it deems relevant in determining key persons to whom options will be granted and the number of shares covered by such grants. All employees of Hemagen are eligible to be considered by the Committee for the grant of options.

All options are to be granted at exercise prices of not less than the last closing sale price of the Common Stock reported prior to the date of grant. Options may be granted for varying periods of up to ten years. Options may be granted either as Incentive Stock Options designed to provide certain tax benefits under the Internal Revenue Code or as Non-Qualified Options without such benefits. However, persons who beneficially own 10% or more of Hemagen’s outstanding Common Stock may not be granted incentive options for terms exceeding five years and their exercise prices must be at least 110% of the last closing sale price prior to the date of grant.

The right to exercise options will vest according to a schedule determined at the time of grant. The Committee is empowered to grant options with different vesting provisions. Options may be exercised for cash or, in the Committee’s discretion, with the utilization of Company’s Common Stock.

Persons who receive options incur no federal income tax liability at the time of grant.

Persons exercising Non-Qualified Options recognize taxable income and Hemagen has a tax deduction at the time of exercise to the extent of the difference between market price on the day of exercise and the exercise price.

Persons exercising Incentive Stock Options do not recognize taxable income until they sell the stock. Sales within two years of the date of grant or one year of the date of exercise result in taxable income to the holder and a deduction for Hemagen, both measured by the difference between the market price at the time of sale and the exercise price. Sales after such period are treated as capital transactions to the holder and Hemagen receives no deduction.

The affirmative vote of a majority of votes cast at the meeting is required to approve the adoption of this Plan.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. The Board of Directors does not have an executive committee.

The Audit Committee is responsible for reviewing the Company’s internal accounting operations. It also recommends the employment of independent accountants and reviews the relationship between the Company and its outside accountants.

Meetings last year: 1
Actions in writing last year: 0

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of Alan S. Cohen (Chairman), William P. Hales and James R. LeRoy. Dr. Cohen and Mr. LeRoy meet NASD standards for independence and all members meet NASD standards of financial literacy. In June 2000, the Board of Directors adopted the Audit Committee Charter attached to this proxy statement as Appendix II. This Charter outlines the activities and responsibilities of the Committee.

In discharging its oversight responsibility as to the audit process, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements included in the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2000. The Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s’ Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61.

The Audit Committee has obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

Respectfully submitted,
The Audit Committee

Alan S. Cohen (Chairman)
William P. Hales
James R. Leroy

The Compensation Committee is responsible for establishing compensation for management and administering the Company's stock option plans. The Compensation Committee of the Board of Directors is composed of Alan S. Cohen (Chairman), Thomas A. Donelan, and William P. Hales.

Meetings last year: 1
Actions in writing last year: 0

The Nominating Committee is responsible for reviewing potential new candidates for the Board. The Nominating Committee of the Board of Directors is composed of Ricardo M. de Oliveira, William P. Hales, James R. LeRoy, and Jerry L. Ruyan.

Meetings last year: 0
Actions in writing last year: 0

The Board of Directors met three times in fiscal 2000. The Audit and Compensation Committees did not meet separately. All Directors attended all meetings of the Board of Directors and the Committees of which they are members except for Dr. de Oliveira who attended two of the three meetings.

DIRECTOR COMPENSATION

Non-employee Directors of Hemagen were paid $7,500 plus reimbursement of travel expenses in fiscal 2000. Effective fiscal 2001, all Directors’ fees are being paid in Common Stock of Hemagen at the rate of $3,500 per meeting per non-employee Director.

PRINCIPAL SHAREHOLDERS

The following are the only shareholders known by the Company to beneficially own more than 5% of Hemagen’s outstanding Common Stock as of January 2, 2001:

                                      Amount and Nature of            Percent
Name of Beneficial Owner            Beneficial Ownership             of Class
-------------------------------    --------------------------        --------
Thomas A. Donelan                         3,263,917(1)                27.9%
William P. Hales                          3,263,917(1)                27.9%
Christopher P. Hendy                      3,263,917(1)                27.9%
Jerry L. Ruyan                            3,263,917(1)                27.9%
Redwood Holdings, Inc.                    1,177,732                   11.0%

The business address of Messrs. Hales and Ruyan is 9033 Red Branch Rd., Columbia, MD 21045. The business address of Messrs. Donelan and Hendy and Redwood Holdings, Inc. is 9468 Montgomery Road, Cincinnati, Ohio 45242.

(1)All shares and rights to acquire shares owned by each of the above individuals are deemed to be owned by all of them because these individuals are parties to an understanding with respect to the voting and disposition of Hemagen Common Stock held by them. In addition, Messrs. Donelan, Hendy and Ruyan are owners of an ESOP that owns 100% of Redwood Holdings, Inc. Share holdings above include: 1,177,732 shares held by Redwood Holdings, which include 866,007 options exercisable within 60 days and 130,000 warrants exercisable within 60 days; 469,478 shares held by Mr. Ruyan, which include 1,000 options exercisable within 60 days and 72,727 warrants exercisable within 60 days; 80,000 shares held by Mr. Hendy; 80,000 shares held by Mr. Donelan; and 1,456,707 shares held by Mr. Hales, which include 867,007 options exercisable within 60 days and 159,500 warrants exercisable within 60 days.

DIRECTORS AND EXECUTIVE OFFICERS

This table lists the Common Stock owned on January 2, 2001 by Hemagen’s executive officers and Directors:

                                                             Common Stock
                                                          Beneficially Owned
                                                     ---------------------------
            Name                Position                  Amount      Percentage
-----------------------  -------------------------   ---------------  ----------
Jerry L. Ruyan           Director and Chief           3,263,917(1)       27.9%
                         Executive Officer

William P. Hales         Director and President       3,263,917(1)       27.9%

Ricardo M. de Oliveira   Director and Senior            296,000(2)        3%
                         Vice President

Dr. Alan S. Cohen        Director                       158,705(3)        2%

Thomas A. Donelan        Director                     3,263,917(1)       27.9%

Christopher P. Hendy     Director                     3,263,917(1)       27.9%

James R. LeRoy           Director                           0             --

Deborah F. Ricci         Chief Financial Officer         32,000(4)        0%

All Directors and
Executive Officers
as a Group
(8 Persons)                                           3,750,622          31.69%

--------------------------
(1)  See Principal Shareholders.
(2)  Includes 1,000 options to purchase shares exercisable within 60 days.
(3)  Includes 10,000 options to purchase shares exercisable within 60 days.
(4)  Represents options to purchase shares exercisable within 60 days.

SUMMARY COMPENSATION TABLE

The following sets forth compensation paid to executive officers during the last three fiscal years ended September 30:

                                                                     Long-Term
                                                                    Compensation
                                    Annual Compensation               Awards
----------------------------------------------------------------- --------------
                                                                    Securities
                                                     Other Annual   Underlying
Name and Principal Position   Year   Salary    Bonus Compensation    Options
----------------------------- ---- ---------  ------ ------------ --------------
Jerry L. Ruyan                2000  $150,000      0      $0                0
Chief Executive Officer       1999         0      0       0                0
                              1998         0      0       0                0

William P. Hales              2000  $150,000      0      $0                0
President                     1999         0      0       0                0
                              1998         0      0       0                0

Ricardo M. de Oliveira        2000  $120,000      0      $0                0
Senior Vice President         1999   120,000  1,200       0                0
                              1998   120,000      0     610 (1)       10,000

Ira Marks                     2000  $140,000      0  $7,993 (2)       30,000
Executive Vice President      1999   143,900  1,369   7,109 (2)            0
and General Manager           1998   136,908      0   5,607 (2)       20,000
Raichem Division

Deborah F. Ricci              2000   $67,500  4,000  $4,500 (3)       50,000
Chief Financial Officer       1999         0      0       0                0
                              1998         0      0       0                0

-----------------------------
(1)  Reflects provision of a leased car.
(2)  Represents  contributions  in the  Company's  401(k)  plan  and  automobile allowance.
(3)  Represents an automobile allowance.

                     OPTION GRANTS IN LAST FISCAL YEAR

                                             % of
                            Number of     Total Options
                           Securities      Granted to
                       Underlying Options Employees in     Exercise Price Expiration
   Name                      Granted       Fiscal 2000     ($/Per Share)     Date
---------------------- ------------------ ---------------  -------------- ----------
Jerry L. Ruyan                  -               -                  -            -
William P. Hales                -               -                  -            -
Ricardo M. de Oliveira          -               -                  -            -
Deborah F. Ricci             50,000            11%              $0.97      12/31/05
Ira Marks                    30,000            7%               $1.00       1/10/05

      FISCAL 2000 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                 Number of
                                                 Securities        Value of
                                                 Underlying       Unexercised
                                                 Unexercised      In-the-Money
                                                  Options           Options
                                                 at FY-End        at FY-End
------------------- ---------------  ---------   -------------    --------------
Name                Shares Acquired  Value       Exercisable/     Exercisable/
                      on Exercise    Realized    Unexercisable    Unexercisable
------------------- ---------------  ---------   -------------    --------------

Jerry L. Ruyan             0           --          866,007/0(1)        0/0

William P. Hales           0           --          866,007/0(1)        0/0

Ricardo de Oliveira      10,000      $1,220           0/0              0/0

Ira Marks                30,000      $40,340       0/30,000            0/0

Deborah F. Ricci           0           --          0/50,000            0/0

------------------

(1)  Options  granted  are held in the name of Redwood  Holdings,  Inc.  Redwood
     Holdings,  Inc. is a 100% owned  subsidiary of an employee stock  ownership plan, the beneficial  owners are Jerry L. Ruyan (49.9%),  Thomas A. Donelan
     (24.9%),  and  Christopher  P. Hendy (24.9%).  In addition,  all shares and rights to acquire shares held by Messrs.  Hales,  Donelan,  Hendy and Ruyan are deemed to be owned by all of them because these individuals are parties to an  understanding  with respect to the voting and disposition of Hemagen
     Common Stock held by them.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On October 1, 1999, the Company entered into a consulting agreement with two outside Directors, Thomas A. Donelan and Christopher P. Hendy, for consulting services to be provided to the Company with respect to general corporate or strategic matters for a period of one year ended September 30, 2000. As of September 30, 2000, the Company had incurred $226,500 in consulting fees of which $57,300 was paid in cash and $169,200 remains unpaid. Pursuant to the terms of this consulting agreement, the unpaid portion is payable in shares of the Company’s Common Stock. The price per share will be based on the average closing price for the last five trading days of each month in which services are provided. The unpaid portion that is due and payable amounts to 115,948 shares of Common Stock. The Board of Directors seeks approval of the issuance of these shares under Item 3 of this Proxy Statement.

SECTION 16(A) BENEFICIAL OWNER REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Hemagen’s executive officers, Directors and persons who own more than 10% of a registered class of Hemagen’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Dr. de Oliveira was late in filing a Form 4 reporting a March, 2000 sale of stock. Based on a review of reports received by it, and upon written representations from the reporting persons, Hemagen believes that during the last fiscal year, all of its executive officers, Directors and 10% stockholders complied with Section 16 reporting requirements except as noted above.

INDEPENDENT PUBLIC ACCOUNTANTS

        Hemagen’s independent public accountants for fiscal 2000 were BDO Seidman, LLP. At this time, the Board does not seek the ratification of an independent public accountant for fiscal 2001 because the Company would like to evaluate competitive bids for 2001.

        Representatives of BDO Seidman, LLP are expected to be present at the Shareholders’ Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

        The deadline for shareholder proposals to be included in the Proxy Statement for next year’s meeting is September 30, 2001.

        The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company’s Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2002 Annual Shareholders’ Meeting, it must be received prior to December 15, 2001. If there is a change in the anticipated date of next year’s annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

QUESTIONS?

        If you have questions or need more information about the annual meeting, write to:

         Thomas A. Donelan, Secretary
         Hemagen Diagnostics, Inc.
         9033 Red Branch Road
         Columbia, Maryland 21045

         or call us at (443) 367-5500
HEMAGEN DIAGNOSTICS, INC.

------------------- ------------------------------------------------------------

      PROXY         The undersigned hereby appoints JERRY L.  RUYAN and  WILLIAM
FOR ANNUAL MEETING  P. HALES, or either of  them,  proxies  of  the undersigned, each  with the power of substitution,  to vote all shares of
                    Common  Stock  which  the  undersigned  would be entitled to vote on the matters specified below and in their  discretion with respect to such  other  business  as may properly  come
                    before  the  Annual  Meeting  of   Shareholders   of Hemagen
                    Diagnostics,  Inc. to be held on February  27, 2001 at 10:00
                    A.M. Eastern Time at the Columbia  Hilton,  5885 Twin Knolls
                    Road,  Columbia, Maryland  or any adjournment of such Annual
                    Meeting.
------------------- ------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.   Authority to elect as Directors the three nominees listed below:

           FOR _______                          WITHHOLD AUTHORITY _______

     Dr. Ricardo de Oliveira , Christopher P. Hendy and James R. LeRoy

     WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD

2.   Ratification  of the issuance of 209,700  shares of Common Stock to certain
     Directors in lieu of a cash payment of $224,117:

           FOR _______           AGAINST _______              ABSTAIN _______

3.   Approval of the issuance of Common Stock to certain  Directors in lieu of a cash payment for consulting fees:

           FOR _______           AGAINST _______              ABSTAIN _______

4.   Approval of the 2001 Employee Stock Option Plan:

           FOR _______           AGAINST _______              ABSTAIN _______

THIS  PROXY  WILL BE VOTED AS  RECOMMENDED  BY THE BOARD OF  DIRECTORS  UNLESS A
CONTRARY CHOICE IS SPECIFIED.

        (This proxy is continued and is to be signed on the reverse side)

                                           Date:                         , 2001

                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------
                                           Important:  Please sign exactly as
                                           name appears hereon indicating, where
                                           proper,  official  position  or
                                           representative capacity. In the case
                                           of joint holders, all should sign.)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

APPENDIX I

HEMAGEN DIAGNOSTICS, INC.

2001

Employee Stock Option Plan

ARTICLE 1

OBJECTIVES

          Hemagen Diagnostics, Inc. has established this Stock Option Plan effective March 1, 2001. The purpose of this Plan is to encourage and enable employees, who are in a position to make significant contributions to the success of the Corporation and of its affiliated corporations upon whose judgment, initiative and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the Corporation and strengthening their desire to remain involved with the Corporation.

ARTICLE 2

DEFINITIONS

          2.1      For purposes of the Plan, the following terms shall have the definition which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

                     2.1.1      “Code” means the Internal Revenue Code of 1986.

                    2.1.2      “Date of Exercise” means the date on which Hemagen has received a written notice of exercise of an Option, in such form as is acceptable to the Committee, and full payment of the purchase price or a copy of irrevocable directions to a broker-dealer to deliver the Option Price to Hemagen pursuant to Section 7.2 hereof.

                    2.1.3      “Date of Grant” means the date on which the Committee makes an award of an Option.

                    2.1.4      “Eligible Employee” means any individual who performs services for Hemagen and is treated as an Employee for federal income tax purposes.

                    2.1.5     “Effective Date” means March 1, 2001.

                    2.1.6      “Fair Market Value” means the last sale or, if none, the average of the closing bid and asked prices for a Share reported on the last trading date prior to any specified date.

                    2.1.7      “Hemagen” means Hemagen Diagnostics, Inc and any subsidiary of Hemagen Diagnostics, Inc., as the term "subsidiary" is defined in Section 424(f) of the Code.

                    2.1.8      “Incentive Stock Option” shall have the same meaning as given to that term by Section 422 of the Code.

                    2.1.9      “Nonqualified Stock Option” means any Option granted under the Plan which is not considered an Incentive Stock Option.

                    2.1.10      “Option” means the right to purchase a stated number of Shares at a specified price. The option may be granted to an Eligible Employee subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate. Each Option shall be designated by the Committee to be either an Incentive Stock Option or a Nonqualified Stock Option.

                    2.1.11      “Option Price” means the purchase price per Share subject to an Option and shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant.

                    2.1.12      “Permanent and Total Disability” shall mean any medically determinable physical or mental impairment rendering an individual unable to engage in any substantial gainful activity, which disability can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                    2.1.13      “Plan” means this 2001 Employee Stock Option Plan as it may be amended.

                     2.1.14      “Share” means one share of the Common Stock of Hemagen.

ARTICLE 3

ADMINISTRATION

          3.1      The Plan shall be administered by the Compensation Committee of the Board of Directors of Hemagen. The Committee shall be comprised of two or more directors with a majority of whom shall be either (i) a “Non-Employee Director” as defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the “Act”) or (ii) an “outside director” to the extent required by Section 162(m) of the Code (“Section 162(m)”), as such Rule and Section may be amended, superseded or interpreted hereafter.

          3.2      Except as specifically limited by the provisions of the Plan, the Committee in its discretion shall have the authority to:

                     3.2.1      Grant Options on such terms and conditions consistent with this Plan as the Committee shall determine;

                    3.2.2      Interpret the provisions of the Plan and decide all questions of fact arising in its application; and

                    3.2.3      Prescribe such rules and procedures for Plan administration as from time to time it may deem advisable.

          3.3      Any action, decision, interpretation or determination by the Committee with respect to the application or administration of this Plan shall be final and binding upon all persons, and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Options.

          3.4      No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Option granted hereunder, and to the extent permitted by law, all members shall be indemnified by Hemagen for any liability and expenses which may occur from any claim or cause of action.

ARTICLE 4

SHARES SUBJECT TO PLAN

          4.1      The number of Shares that may be made subject to Options granted under the Plan is 1,000,000. Except as provided in Section 4.2, upon lapse or termination of any Option for any reason without being completely exercised, the Shares which were subject to such Option may again be subject to other Options.

          4.2      The maximum number of Shares with respect to which options may be granted to any employee during each fiscal year of Hemagen is 200,000. If an Option is canceled, it continues to be counted against the maximum number of Shares for which Options may be granted to an employee. If an Option is repriced, the transaction is treated as a cancellation of the Option and a grant of a new Option.

ARTICLE 5

GRANTING OF OPTIONS

          The Committee may, prior to March 1, 2010, grant Options to Eligible Employees on such terms and conditions as the Committee may determine. More than one Option may be granted to the same Eligible Employee.

ARTICLE 6

TERMS OF OPTIONS

          6.1      Subject to specific provisions relating to Incentive Stock Options set forth in Article 9, each Option shall be for a term of up to ten years from the Date of Grant. The Committee in its sole discretion may permit particular holders of Options to exercise an Option to a greater extent than provided in such Option.

          6.2      If the grantee of an Option dies or becomes subject to a Permanent and Total Disability while employed by Hemagen, or within 90 days after termination of employment for any reason other than cause, or retires after age 55 through a plan of retirement acceptable to Hemagen, all Options granted to such person shall become fully vested and immediately exercisable as of the date of termination of employment.

          6.3      In the event of the dissolution or liquidation of Hemagen or any merger, other than a merger for the purpose of the redomestication of Hemagen not involving a change in control, consolidation, exchange or other transaction in which Hemagen is not the surviving corporation or in which the outstanding Shares of Hemagen are converted into cash, other securities or other property, each outstanding Option shall automatically become fully vested and fully exercisable immediately prior to such event. Thereafter the holder of each such Option shall, upon exercise of the Option, receive, in lieu of the stock or other securities and property receivable upon exercise of the Option prior to such transaction, the stock or other securities or property to which such holder would have been entitled upon consummation of such transaction if such holder had exercised such Option immediately prior to such transaction.

          6.4      All outstanding Options shall become fully vested and immediately exercisable in full if a change in control of Hemagen occurs. For purposes of this Agreement, a “change in control of Hemagen” shall be deemed to have occurred

                    6.4.1     if any “person”, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than a trustee or other fiduciary holding securities under an employee benefit plan of Hemagen or Jerry L. Ruyan or William P. Hales or any member of either person’s family, becomes the “beneficial owner,” as defined in Rule 13d-3 under such Act, directly or indirectly, of securities of Hemagen representing 30% or more of the combined voting power of Hemagen’s then outstanding securities without securing approval of the Board of Directors;

                    6.4.2      if during any period of one year after October 1, 2000, individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board or nomination for election by Hemagen’s shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                    6.4.3      as determined by the Committee.

          6.5      Nothing contained in this Plan or in any Option granted pursuant to it shall confer upon any employee any right to continue in the employ of Hemagen or to interfere in any way with the right of Hemagen to terminate employment at any time. So long as a holder of an Option shall continue to be an employee of Hemagen, the Option shall not be affected by any change of the employee’s duties or position.

ARTICLE 7

EXERCISE OF OPTIONS

          7.1      Any person entitled to exercise an Option in whole or in part, may do so by delivering a written notice of exercise to Hemagen, Attention Chief Financial Officer, at its principal office. The written notice shall specify the number of Shares for which an Option is being exercised and the grant date of the option being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased and any withholding taxes.

          7.2      An Option may also be exercised by delivering a written notice of exercise to Hemagen, Attention Chief Financial Officer, accompanied by irrevocable instructions to deliver shares to a broker-dealer and a copy of irrevocable instructions to the broker-dealer to deliver the Option Price and any withholding taxes to Hemagen.

ARTICLE 8

PAYMENT OF OPTION PRICE

          Payment of the Option Price may be made in cash, or, in the sole discretion of the Committee, by the tender of Shares which have been owned at least six months and which have a Fair Market Value equal to the purchase price or by any combination of cash and such Shares.

ARTICLE 9

INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

          9.1      The Committee in its discretion may designate whether an Option is to be an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same individual. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option.

          9.2      Any option designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Options granted under the Plan plus the following specific provisions:

                    9.2.1      At the time the Incentive Stock Option is granted, if the Eligible Employee owns, directly or indirectly, stock representing more than 10% of (i) the total combined voting power of all classes of stock of Hemagen, or (ii) a corporation that owns 50% or more of the total combined voting power of all classes of stock of Hemagen, then:

                              9.2.1.1      The Option Price must equal at least 110% of the Fair Market Value on the Date of Grant; and

                              9.2.1.2      The term of the Option shall not be greater than five years from the Date of Grant.

                    9.2.2      The aggregate Fair Market Value of Shares (determined at the Date of Grant) with respect to which Incentive Stock Options are exercisable by an Eligible Employee for the first time during any calendar year under this Plan or any other plan maintained by Hemagen shall not exceed $100,000.

          9.3      If any Option is not granted, exercised, or held pursuant to the provisions noted immediately above, it will be considered to be a Nonqualified Stock Option to the extent that the grant is in conflict with these restrictions.

ARTICLE 10

TRANSFERABILITY OF OPTION

          During the lifetime of an Eligible Employee to whom an Option has been granted, such Option is not transferable voluntarily or by operation of law and may be exercised only by such individual. Upon the death of an Eligible Employee to whom an Option has been granted, the Option may be transferred to the beneficiaries or heirs of the holder of the Option by will or by the laws of descent and distribution.

          Notwithstanding the above, the Committee may, with respect to particular Nonqualified Options, establish or modify the terms of the Option to allow the Option to be transferred at the request of the grantee of the Option to trusts established by the grantee or as to which the grantee is a grantor or to family members of the grantee or otherwise for personal and tax planning purposes of the grantee. If the Committee allows such transfer, such Options shall not be exercisable for a period of six months following the action of the Committee.

ARTICLE 11

TERMINATION OF OPTIONS

           11.1      An Option will terminate as follows:

                         11.1.1      Upon exercise or expiration by its terms.

                         11.1.2      Options shall terminate immediately upon termination of employment except as set forth below.

                         11.1.3      If the grantee of an Option violates any terms of any written employment, confidentiality or noncompetition agreement between Hemagen and that person, all existing Options granted to such person will terminate. In addition, if at the time of such violation such person has exercised Options but has not received certificates for the Shares to be issued, Hemagen may void the Option and its exercise. Any such actions by Hemagen shall be in addition to any other rights or remedies available to Hemagen in such circumstances.

                         11.1.4      If the grantee of an Option dies or becomes subject to a Permanent and Total Disability while employed by Hemagen, or within 90 days after termination of employment for any reason other than cause, such Option may be exercised at any time within one year after the date of termination of employment. Options may be exercised by that person’s estate or guardian or by those persons to whom the Option may have been transferred pursuant to Section 10.

                         11.1.5      If the grantee of a Nonqualified Option retires after age 55 through a plan of retirement acceptable to Hemagen, such Option may be exercised at any time within two years after the date of termination of employment.

          11.2      The Committee, in its discretion, may as to any particular outstanding Nonqualified Stock Option or upon the grant of any Nonqualified Stock Option, establish terms and conditions which are different from those otherwise contained in this Article 11, by, without limitation, providing that upon termination of employment for any designated reason, vesting may occur in whole or in part at such time and that such Option may be exercised for any period during the remaining term of the Option, not to exceed ten years from the Date of Grant.

          11.3      Except as provided in Article 12 hereof, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the grantee, or his beneficiaries, heirs or assigns, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated. In addition, notwithstanding anything contained herein, no option may be exercised in any event after the expiration of ten years from the date of grant of such option.

ARTICLE 12

ADJUSTMENTS TO SHARES AND OPTION PRICE

          12.1      In the event of changes in the outstanding Common Stock of Hemagen as a result of stock dividends, stock splits, reclassifications, reorganizations, redesignations, mergers, consolidations, recapitalizations, combinations or exchanges of Shares, or other such changes, the number and class of Shares for all purposes covered by the Plan and number and class of Shares and price per Share for each outstanding Option covered by the Plan shall be appropriately adjusted by the Committee.

          12.2      The Committee shall make appropriate adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

ARTICLE 13

OPTION AGREEMENTS

          13.1      All Options granted under the Plan shall be evidenced by a written agreement in such form or forms as the Committee in its sole discretion may determine.

          13.2      Each optionee, by acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on the optionee’s own behalf and on behalf of the optionee’s heirs, assigns and legal representatives, by all terms and conditions of this Plan.

ARTICLE 14

AMENDMENT OR TERMINATION OF PLAN

          14.1      The Board of Directors of Hemagen may at any time amend, suspend, or terminate the Plan; provided, however, that no amendments by the Board of Directors of Hemagen shall, without further approval of the shareholders of Hemagen:

                         14.1.1      Change the definition of Eligible Employees;

                         14.1.2      Except as provided in Articles 4 and 12 hereof, increase the number of Shares which may be subject to Options granted under the Plan; or increase the maximum number of Shares with respect to which Options may be granted to any eligible Employee of Hemagen during any fiscal year;

                         14.1.3      Cause the Plan or any Option granted under the Plan to fail to meet the conditions for exclusion of application of the $1 million deduction limitation imposed by Section 162(m) of the Code; or

                         14.1.4      Cause any Option granted as an Incentive Stock Option to fail to qualify as an “Incentive Stock Option” as defined by Section 422 of the Code.

               14.2      No amendment or termination of the Plan shall impair any Option granted under the Plan without the consent of the holder thereof.

               14.3      This Plan shall continue in effect until the expiration of all Options granted under the Plan unless terminated earlier in accordance with this Article 14; provided, however, that it shall otherwise terminate and no options shall be granted ten years after the Effective Date.

ARTICLE 15

EFFECTIVE DATE

          This Plan shall become effective as of March 1, 2001.

ARTICLE 16

MISCELLANEOUS

          16.1      Nothing contained in this Plan or in any action taken by the Board of Directors or shareholders of Hemagen shall constitute the granting of an Option. An Option shall be granted only at such time as a written Option shall have been executed and delivered to the respective employee and the employee shall have executed an agreement respecting the Option in conformance with the provisions of the Plan.

          16.2      Certificates for Shares purchased through exercise of Options will be issued in regular course after exercise of the Option and payment therefor as called for by the terms of the Option but in no event shall Hemagen be obligated to issue certificates more often than once each quarter of each fiscal year. No persons holding an Option or entitled to exercise an Option granted under this Plan shall have any rights or privileges of a shareholder of Hemagen with respect to any Shares issuable upon exercise of such Option until certificates representing such Shares shall have been issued and delivered. No Shares shall be issued and delivered upon exercise of an Option unless and until Hemagen, in the opinion of its counsel, has complied with all applicable registration requirements of the Securities Act of 1933 and any applicable state securities laws and with any applicable listing requirements of any national securities exchange on which Hemagen securities may then be listed as well as any other requirements of law.

APPENDIX II

HEMAGEN DIAGNOSTICS, INC.

AUDIT COMMITTEE CHARTER

          The Board of Directors has appointed an Audit Committee to oversee the Company’s financial processes, to evaluate the adequacy of the Company’s internal controls and the integrity of its financial reporting; to monitor the independence and performance of the Company’s internal and external auditors and to provide oversight with respect to the legal and ethical conduct of the Company. The Board has adopted this Charter to delineate the responsibilities and authority of the Audit Committee.

COMPOSITION

          The Committee shall be composed of three or more directors, each of whom shall meet the independence and experience requirements of the rules of the National Association of Securities Dealers. At least one member shall have had past employment experience in finance or accounting or professional certification in accounting or comparable experience or background which results in that person possessing financial sophistication. All members must have the ability to read and understand financial statements. The members of the Committee shall be elected annually by the Board at its annual organizational meeting.

MEETINGS

          The Committee shall meet at least four times a year and more frequently as circumstances may require or upon the request of the Company’s internal or external auditors.

          The Committee shall also meet at least annually with the independent accountants without the presence of management to assess the adequacy of the Company’s accounting processes and personnel, the sufficiency of internal controls and the fullness and accuracy of the Company’s financial statements. At this meeting the Committee shall also review the matters required to be discussed with the accountants by Statement on Auditing Standards No. 61 and, as appropriate, those matters shall also be discussed in other meetings with the accountants as called for by this Charter or otherwise. The Committee shall also meet with members of financial management without the presence of the independent auditors to review the performance of the independent auditors.

RESPONSIBILITIES AND DUTIES
           The Committee shall:

           1.       Review and reassess the adequacy of this Charter annually and submit any recommendations for changes to the Board of Directors for its approval.

           2.       Review any certifications, reports, opinions or reviews rendered by the independent accountants.

           3.       Recommend whether the audited financial statements should be included in the annual Form 10-K.

          4.       Evaluate the performance of the independent public accountants. Approve the selection, retention and dismissal of independent public accountants for the Company and its senior internal financial officers.

           5.       Participate in the planning of the scope of each audit prior to its commencement.

          6.       Evaluate the judgment of the independent accountants concerning the quality and appropriateness of the Company’s accounting principles and practices as applied in its financial reporting.

           7.       Discuss the audited financial statements and any other matters relevant to them with management.

          8.       Following completion of each audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information.

           9.       Assist in resolving any significant disagreements between management and the independent accountants concerning the Company's financial statements.

          10.       Consider the independence and affect of the fees and other compensation to be paid to the independent public accountants. The Committee shall ensure the receipt on an annual basis of a report from the independent accountants delineating all relationships between them, the Company, its management and controlling persons as required for independent accountants by Independence Board Standard No. 1. The Committee shall then consider any relationships or non-accounting services being performed for the Company or any of its affiliates that could impact the objectivity and independence of the independent public accountants, discuss those matters with the independent accountants and take, or recommend that the Board take, appropriate action required to satisfy itself of the independence of the public accountants.

           11.       Consider and approve, if appropriate, any major changes in the Company's auditing and accounting principles, policies and practices.

           12.       Evaluate the appropriateness of any significant judgments made in management's preparation of the financial statements.

           13.       Evaluate the Company's major financial risk exposures and steps management has taken to monitor and control them.

           14.       Prepare a report of the Audit Committee to be included in the Company's proxy statements for its annual shareholders' meetings.

          15.       Review with management recommendations that may be made from time to time by the independent accountants in their letters of comments or other format. The Committee should then review the responses of management to such communications and monitor follow-up reports on actions taken in connection with the recommendations.

           16.       Review any repeat audit points and recommendations made in prior audits but not implemented.

           17.       Evaluate periodically the Company's Code of Conduct and systems management has put in place to enforce the Code.

          18.       As required, review with legal counsel compliance matters including, without limitation, corporate securities trading and other policies with regard to unethical or illegal activities that may have a material impact on the financial statements.